                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 24, 1999

                               The Stanley Works
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)


 Connecticut                  1-5224                       06-058860
 -----------                  ------                       ---------
 (State or other              (Commission                  (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)


1000 Stanley Drive,  New Britain, Connecticut              06053
------------------------------------------------------------------
  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (860) 225-5111



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                               Page 1 of 22 Pages
                       Exhibit Index is located on Page 4





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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            1.1 Underwriting Agreement, dated as of December 1, 1992 (filed as Exhibit (1)(i) to the Registrant's Report on Form 8-K dated December 7, 1992).

            1.2 Terms Agreement, dated February 24, 1999, among the Registrant, Goldman, Sachs & Co. and Salomon Smith Barney Inc. relating to the offer and sale of $120,000,000 aggregate principal amount of 5.75% Notes Due March 1, 2004 (the"Notes").

            4.1      Form of Note.












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                                   SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                    THE STANLEY WORKS



Date: February 24, 1999             By:  /s/ Stephen S. Weddle
                                       ----------------------------------
                                         Name: Stephen S. Weddle
                                         Title: Vice President, General
                                               Counsel and Secretary














                                     Page 3

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                                 EXHIBIT INDEX

                           Current Report on Form 8-K
                            Dated February 24, 1999



                               THE STANLEY WORKS



Exhibit
  No.                                                                     Page
  ---                                                                     ----

  1.1 Underwriting Agreement, dated as of Decem-ber 1, 1992 (filed as Exhibit (1)(i) to the Reg-istrant's Report on Form 8-K dated December
                7, 1992).

  1.2           Terms Agreement, dated February 24, 1999,                  7
                among the Registrant, Goldman, Sachs & Co.
                and Salomon Smith Barney Inc. relating to the offer and sale of $120,000,000 aggregate prin-cipal amount of 5.75% Notes Due March 1,
                2004 (the"Notes").

  4.1           Form of Note.                                             17












                                     Page 4